UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

Of the Securities Exchange Act of 1934

(Amendment No.                 )

Check the appropriate box:

[ ]	Preliminary information statement.

[ ]	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).

[X]	Definitive information statement.

GREAT-WEST FUNDS, INC.

(Name of Registrant as Specified in its Charter)

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[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
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	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

Regarding the Great-West Core Bond Fund (formerly the Great-West Federated Bond Fund)

This notice presents only an overview of the more complete Information Statement that is available to you on the Internet relating to the Great-West Core Bond Fund (the “Fund”) (formerly the Great-West Federated Bond Fund). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement contains important information about a sub-adviser change for the Fund. Effective April 10, 2017, Wellington Management Company, LLP (“Wellington”) joined Federated Investment Management Company (“Federated”) as a sub-adviser to the Fund. At a meeting held on February 23, 2017, the Board of Directors of Great-West Funds, Inc., including a majority of the independent directors, considered and approved a new sub-advisory agreement adding Wellington as sub-adviser to the Fund, and voted to change the name of the Fund to reflect the fact that Federated is no longer the sole sub-advisor.

Great-West Capital Management, LLC (“GWCM”) is the investment adviser to Great-West Funds, Inc. (“Great-West Funds”), including the Fund. GWCM provides investment advisory, fund operations, and accounting services to Great-West Funds. GWCM at its expense may select and contract with sub-advisers to manage investments of one or more of the series of Great-West Funds.

Great-West Funds operates under a manager-of-managers structure under an order issued by the Securities and Exchange Commission. The current order generally permits GWCM to hire sub-advisers or materially amend sub-advisory agreements without shareholder approval. The Board of Directors of Great-West Funds must approve such sub-advisory agreements, and Great-West Funds must provide specified information to shareholders within 90 days of the hiring of any new sub-adviser.

The addition of Wellington as sub-adviser does not change the Fund’s fees and expenses because GWCM pays Wellington’s fees from the management fees that the Fund already pays GWCM.

Instead of physically delivering the Information Statement, Great-West Funds has made the Information Statement available to you online at www.greatwestfunds.com until October 7, 2017. A paper or email copy of this information statement may be obtained, without charge, by calling (866) 831-7129.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

If you have any questions, please contact us at (866) 831-7129.

Dear Shareholder,

The enclosed information statement contains important information about a sub-adviser change for the Great-West Core Bond Fund (the “Fund”) (formerly the Great-West Federated Bond Fund). Effective April 10, 2017, Wellington Management Company, LLP (“Wellington”) joined Federated Investment Management Company (“Federated”) as a sub-adviser to the Fund.

Please read the enclosed information statement carefully because it describes the Fund’s investment management structure, the sub-advisory agreement with Federated, the new sub-advisory agreement with Wellington, background information about Wellington, factors that the Board of Directors of Great-West Funds, Inc. considered in approving the sub-advisory agreement with Wellington, and other important information.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

If you have any questions, please contact us at (866) 831-7129.

Sincerely,

David Musto
President & Chief Executive Officer
Great-West Funds, Inc.

GREAT-WEST FUNDS, INC.

Great-West Core Bond Fund

Executive Offices & Mailing Address:	8515 East Orchard Road Greenwood Village, Colorado 80111

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement.

This information statement is available at www.greatwestfunds.com

The purpose of this information statement is to notify shareholders of the Great-West Core Bond Fund (the “Fund”) (formerly the Great-West Federated Bond Fund), that effective April 10, 2017, Wellington Management Company, LLP (“Wellington”) joined Federated Investment Management Company (“Federated”) as a sub-adviser to the Fund.

Great-West Capital Management, LLC (“GWCM”), a Colorado limited liability company located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is the investment adviser to Great-West Funds, Inc. (“Great-West Funds”), including the Fund. GWCM provides investment advisory, fund operations, and accounting services to Great-West Funds pursuant to an Amended and Restated Investment Advisory Agreement (the “GWCM Investment Advisory Agreement”) effective May 1, 2017. The GWCM Investment Advisory Agreement provides that, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, GWCM at its expense may select and contract with sub-advisers to manage investments of one or more of the series of Great-West Funds.

Great-West Funds operates under a manager-of-managers structure under an order issued by the Securities and Exchange Commission (“SEC”). The current order generally permits GWCM to hire sub-advisers or materially amend sub-advisory agreements without shareholder approval. The Board of Directors of Great-West Funds (the “Board”) must approve such sub-advisory agreements, and Great-West Funds must provide specified information to shareholders within 90 days of the hiring of any new sub-adviser.

At a meeting held on February 23, 2017, the Board, including a majority of the independent directors, considered and approved a new sub-advisory agreement adding Wellington as an additional sub-adviser to the Fund, and voted to change the name of the Fund.

The addition of Wellington as sub-adviser does not change the Fund’s fees and expenses because GWCM pays Wellington’s fees from the management fees that the Fund already pays GWCM.

This Information Statement is being made available to shareholders to fulfill such information requirement. The Important Notice of Internet Availability of Information Statement is being mailed on or about June 30, 2017. This information statement is available at www.greatwestfunds.com until October 7, 2017. A paper or email copy of this information statement may be obtained, without charge, by calling (866) 831-7129.

Please read this information statement carefully because it contains important information.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN

THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY.

THE GWCM INVESTMENT ADVISORY AGREEMENT

Under the terms of the GWCM Investment Advisory Agreement, GWCM acts as investment adviser and, subject to the supervision of the Board, directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. GWCM performs, or supervises the performance of, Great-West Funds’ fund operations and accounting services in connection with the management of Great-West Funds and the Fund, including all financial reporting for Great-West Funds.

These services include coordinating all matters relating to the functions of the custodian, transfer agent, accountants, attorneys, and other parties performing services or operational functions for Great-West Funds; providing administrative and clerical functions as are necessary in order to provide effective administration of Great-West Funds, including services in connection with certain reports and maintenance of certain books and records of Great-West Funds; providing Great-West Funds with adequate office space and related services necessary for its operations (excluding recordkeeping and other administrative services provided to shareholders of the Funds).

The GWCM Investment Advisory Agreement became effective on May 1, 2017. As approved, the GWCM Investment Advisory Agreement will remain in effect until April 30, 2018, and will continue in effect from year to year if approved annually by the Board including the vote of a majority of the directors who are not parties to the GWCM Investment Advisory Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Fund. Any material amendment to the GWCM Investment Advisory Agreement becomes effective with respect to the affected Fund upon approval by vote of a majority of the outstanding voting securities of that Fund. The GWCM Investment Advisory Agreement is not assignable and may be terminated without penalty with respect to any Fund either by the Board or by vote of a majority of the outstanding voting securities of such Fund or by GWCM, each on 60 days notice to the other party.

For services provided under the GWCM Investment Advisory Agreement, as of May 1, 2017, the Fund pays GWCM a management fee of 0.32% of the Fund’s average daily net assets.

GWCM is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), which is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirectly owned subsidiary of Great-West Lifeco Inc., which is a Canadian financial services holding company with operations in Canada, the United States and Europe, and a member of the Power Financial Corporation group of companies. Power Financial Corporation is a majority-owned subsidiary of Power Corporation of Canada, a Canadian holding and management company. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

THE SUB-ADVISORY AGREEMENT WITH FEDERATED

Prior to the appointment of Wellington as an additional sub-adviser for the Fund, Federated served as the sole sub-adviser for the Fund pursuant to a sub-advisory agreement between GWCM, Great-West Funds on behalf of the Fund, and Federated, as amended, (the “Federated Sub-Advisory Agreement”) since the Fund was launched on May 21, 2003.

The Federated Sub-Advisory Agreement contemplates a multi-manager approach to the sub-advisory services to be provided to the Fund. Under this multi-manager approach, each sub-adviser is responsible for the investment and re-investment of the portion of the Fund managed by the applicable sub-adviser (the “Fund Account”), and for making decisions to buy, sell or hold any particular security with respect to the Fund Account.

For services provided under the Federated Sub-Advisory Agreement, GWCM pays Federated a fee computed daily and paid monthly as a percentage of the average daily net asset value of Federated’s respective Fund Account as set forth below:

Annual Fee	Assets
0.15%	First $100 million in Fund Account
0.12%	Next $150 million in Fund Account
0.10%	All amounts over $250 million in Fund Account

During the fiscal year ended December 31, 2016, GWCM paid Federated $482,062 for its sub-advisory services for the Fund pursuant to the Federated Sub-Advisory Agreement.

THE SUB-ADVISORY AGREEMENT WITH WELLINGTON

The sub-advisory agreement between Wellington, Great-West Funds on behalf of the Fund, and GWCM became effective on April 10, 2017 (the “Wellington Sub-Advisory Agreement”). The Wellington Sub-Advisory Agreement is effective for an initial period of two years, and will continue in effect from year to year if approved annually by the vote of a majority of the Board who are not interested persons of Great-West Funds, GWCM, or Wellington, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the majority of the Board or of a majority of the outstanding voting securities of the Fund.

Similar to the Federated Sub-Advisory Agreement, the Wellington Sub-Advisory Agreement contemplates a multi-manager approach to the sub-advisory services to be provided to the Fund. Under this multi-manager approach, each sub-adviser is responsible for the investment and re-investment of its respective Fund Account, and for making decisions to buy, sell or hold any particular security with respect to the Fund Account. Wellington bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to Wellington for its services out of GWCM’s advisory fee. Accordingly, the Fund’s fees and expenses are not changed as a result of adding Wellington as sub-adviser because GWCM pays Wellington’s sub-advisory fees from the management fees that the Fund pays GWCM.

This sub-advisory fee is computed daily and paid monthly in arrears as a percentage of the average daily net asset value of Wellington’s respective Fund Account as set forth below:

Annual Fee	Assets
0.15%	First $100 million in Fund Account
0.12%	Next $150 million in Fund Account
0.10%	All amounts over $250 million in Fund Account

If the Wellington Sub-Advisory Agreement had been in place during the entire fiscal year ended December 31, 2016, GWCM estimates that it would have paid Wellington $120,594.65 for its sub-advisory services for the Fund pursuant to the Wellington Sub-Advisory Agreement.

The Wellington Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, by GWCM, by vote of the Board, by vote of a majority of the outstanding voting securities of the Fund, or by Wellington, in each case on 60 days’ written notice. As required by the 1940 Act, the Wellington Sub-Advisory Agreement will automatically terminate, without payment of penalty, in the event of their assignment, as defined in the 1940 Act. It also will terminate in the event that the GWCM Investment Advisory Agreement is terminated for any reason.

The Wellington Sub-Advisory Agreement provides that Wellington will hold harmless, indemnify and protect Great-West Funds and GWCM and their directors, officers, employees, agents, subsidiaries and affiliates from and against any and all damage, loss, liability and expense (including without limitation reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding) incurred or suffered by Great-West Funds or GWCM as a result of (1) any breach of any representation or warranty, covenant or agreement made by Wellington in the Wellington Sub-Advisory Agreement, or (2) the activities (or omissions by Wellington to carry out its obligations) of Wellington under the Wellington Sub-Advisory Agreement, including the activities (or such omissions) of Wellington’s directors, officers, employees, agents, subsidiaries, affiliates or any person or entity retained by Wellington to perform or assist in the performance of its obligations under the Wellington Sub-Advisory Agreement.

Under the Wellington Sub-Advisory Agreement, Wellington must perform its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent investment professional acting in a similar capacity and familiar with such matters would use. Unless Wellington breached this standard of care (or other standard under applicable law), Wellington is not subject to any liability to GWCM, Great-West Funds, or any other person or entity for any act or omission of Wellington or of any other person or entity in the course of performing its obligations under the Wellington Sub-Advisory Agreement.

The text of the Wellington Sub-Advisory Agreement is attached to this Information Statement as Appendix A.

INFORMATION ABOUT WELLINGTON

Wellington, registered as an investment adviser under the Advisers Act, is a Massachusetts private limited liability partnership with its principal business address at 280 Congress Street, Boston, MA 02210. Wellington is a wholly owned subsidiary of Wellington Management Group, LLP. Wellington’s singular focus is investments – from global equities to fixed income to currencies and commodities. As of December 31, 2016, assets under management were approximately $979.2 billion

Except as otherwise specified herein, all information about Wellington in this Information Statement has been provided by Wellington.

Executive Committee and Principal Executive Officers of Wellington

The parent company of Wellington is Wellington Management Group LLP, a Massachusetts private limited liability partnership owned by 163 partners, all fully active in the business of the firm. Wellington does not have a Board of Directors. Instead, the firm’s Executive Committee, which is chaired by the chief executive officer (CEO), is responsible for oversight of Wellington’s business. Management responsibility is carried out by the firm’s line management, under the direction of the CEO. Additionally, three managing partners have responsibility for governance of the partnership. The firm’s CEO and managing partners are:

Name	Title
Brendan J. Swords, CFA	Chief Executive Officer
Phillip H. Perelmuter	Director, Investment Research
Jean M. Hynes, CFA	Global Industry Analyst

Principal Executive Officers of Wellington

Name	Title
Steven C. Angeli	Senior Managing Director, Wellington Management Company LLP and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
John E. Butler	Senior Managing Director, Wellington Management International Ltd and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
Cynthia M. Clarke	Senior Managing Director and General Counsel, Wellington Management Company LLP
Desmond A. Havlicek	Senior Managing Director, Wellington Management Company LLP and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
Jean M. Hynes	Senior Managing Director, Wellington Management Company LLP and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
Donald J. Kilbride	Senior Managing Director, Wellington Management Company LLP and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
Gregory A. Mattiko	Senior Managing Director, Wellington Management Hong Kong Ltd and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
Nancy M. Morris	Managing Director and Chief Compliance Officer, Wellington Management Company LLP
Phillip H. Perelmuter	Head of Wellington Management International Ltd and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
Mary K. (Molly) Shannon	Senior Managing Director, Wellington Management Company LLP and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP
Edward J. Steinborn	Senior Managing Director and Chief Financial Officer, Wellington Management Company LLP

Name	Title
Brendan J. Swords	Chairman, Chief Executive Officer, Wellington Management Company LLP and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP

There are no arrangements or understandings made in connection with the Wellington Sub-Advisory Agreement among Great-West Funds, GWCM and Wellington with respect to the composition of the managers of GWCM or the Board or with respect to the selection or appointment of any person to any office with any of them.

Other Funds with Similar Investment Objectives Managed by Wellington

Wellington serves as investment adviser to another investment company with similar investment objectives to the Fund. Wellington has not waived, reduced or otherwise agreed to reduce its compensation under any applicable contract for this fund, except as otherwise specified below. Information about this fund appears in the following table:

Fund	Net Assets as of 5/1/2017	Annual Advisory Fee Rate (as a % of average daily net assets)
GuideMark Core Fixed Income Fund	$56,592,959.2	0.22%

BOARD REVIEW AND APPROVAL OF THE WELLINGTON SUB-ADVISORY AGREEMENT

At a meeting held on February 23, 2017, the Board, including a majority of the independent directors, considered and approved the Wellington Sub-Advisory Agreement adding Wellington as an additional sub-adviser to the Fund.

Pursuant to the Wellington Sub-Advisory Agreement, Wellington, subject to general supervision and oversight by GWCM and the Board, is responsible for the investment and re-investments of the assets of Wellington’s Fund Account, which includes making decisions to buy, sell, or hold any particular security.

In approving the Wellington Sub-Advisory Agreement, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Wellington Sub-Advisory Agreement. In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approval was based on each director’s business judgment after consideration of the information as a whole. Individual directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Based upon its review of the Wellington Sub-Advisory Agreement and the information provided to it, the Board concluded that the Wellington Sub-Advisory Agreement was reasonable in light of the services to be performed, fees to be charged, and such other matters as the directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the directors’ determinations to approve the Wellington Sub-Advisory Agreement are discussed below.

Nature, Extent, and Quality of Services

The Board considered the nature, extent, and quality of services to be provided to the Fund by Wellington. Among other things, the Board considered Wellington’s personnel, experience, resources, and performance track record of managing a strategy similar to that which will be used for the Fund, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Fund, and its ability to provide research and obtain and evaluate the economic, statistical, and financial data relevant to the investment policies of the Fund. The Board also reviewed the qualifications and background of the portfolio managers to be responsible for the day-to-day management of the Fund. In addition, the Board considered Wellington’s reputation for management of its investment strategies, its overall financial condition, technical resources, operational capabilities, and compliance policies and procedures, as well as Wellington’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. The Board concluded that it was satisfied with the nature, extent, and quality of the services to be provided to the Fund by Wellington.

Investment Performance

The Board considered the investment performance of Wellington as provided by GWCM. The Board reviewed performance information of similar strategies managed by Wellington for the 1-, 3-, 5-, and 10-year periods ended

December 31, 2016, as compared against the Fund’s benchmark and Morningstar peer group. The Board noted that Wellington outperformed the Fund’s benchmark and Morningstar peer group over all such periods. The Board concluded that it was satisfied with the investment performance of Wellington.

Costs and Profitability

The Board considered the costs of services to be provided by Wellington. With respect to the costs of services, the Board considered the structure and level of the sub-advisory fees payable by GWCM to Wellington. In evaluating the sub-advisory fees, the Board considered information regarding the fees charged by Wellington to separate accounts and other products managed by Wellington in the same investment style as the Fund and noted that, based on the information provided by Wellington, any fees charged by Wellington to these other accounts were competitive with the fee proposed to be charged to GWCM for the Fund.

The Board also considered the overall financial soundness of Wellington and reviewed the financial statements from Wellington. The Board considered Wellington’s representation that profits related to the Fund could not be estimated because Wellington does not maintain its financial records in a manner that isolates the profitability of a specific client and noted that, since the Wellington Sub-Advisory Agreement is arm’s length, such information regarding Wellington was not relevant to its consideration of approval of the Wellington Sub-Advisory Agreement.

Economies of Scale

In evaluating economies of scale, the Board considered, among other things, the level of sub-advisory fees payable by GWCM and whether those fees include breakpoints and the current level of Fund assets that will be allocated to Wellington. Based on the information provided, the Board concluded that the sub-advisory fee schedule reflects an appropriate recognition of economies of scale.

Other Factors

The Board considered ancillary benefits to be derived by Wellington from its relationship with the Fund as part of the total mix of information evaluated by the Board. The Board concluded that the Fund’s proposed sub-advisory fee was reasonable, taking into account any ancillary benefits to be derived by Wellington.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Wellington Sub-Advisory Agreement are reasonable and that the approval of the Wellington Sub-Advisory Agreement is in the best interests of the Fund.

OTHER INFORMATION

Great-West Funds sells Fund shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are series of Great-West Funds.

The separate accounts of GWL&A and Great-West Life & Annuity Insurance Company of New York (“GWL&A of NY”) are referred to as the “Series Accounts.” Shares of the Fund may be sold to various Series Accounts of GWL&A and GWL&A of NY, which are registered with the SEC as a unit investment trust under the 1940 Act. In addition, shares of the Fund may be sold to various Series Accounts of GWL&A and GWL&A of NY that are not registered with the SEC. Shares of the Fund are sold to the registered and unregistered Series Accounts to fund certain variable annuity contracts and variable life insurance policies. On April 1, 2017, the directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

Shareholders with an ownership interest of 5% or greater in the Fund as of April 1, 2017 were:

Great-West Core Bond Fund – Investor Class Shares
Record Owner	Address	Percentage
Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	45.57%
GWLA COLI-VUL 7 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	35.52%
GWLA COLI-VUL 2 Series Accounts	8515 E. Orchard Road, Greenwood Village, CO 80111	7.39%

Great-West Core Bond Fund – Institutional Class Shares
Record Owner	Address	Percentage
Great-West Moderate Profile II Fund Investor Class	8515 E. Orchard Road, Greenwood Village, CO 80111	9.50%
Great-West Lifetime 2015 Fund Service Class	8515 E. Orchard Road, Greenwood Village, CO 80111	8.96%

Broker Commissions

During the fiscal year ended December 31, 2016, no commissions were paid to brokers affiliated with Wellington.

Principal Underwriter, Administrator, Custodian

GWFS Equities, Inc. (“GWFS”), a wholly owned subsidiary of GWL&A, is the principal underwriter for Great-West Funds. GWCM has contracted with GWL&A to provide recordkeeping and administrative services for Great-West Funds. GWFS and GWL&A are located at 8515 E. Orchard Road, Greenwood Village, Colorado 80111. The Bank of New York Mellon serves as the Fund’s custodian.

Annual and Semi-Annual Reports

Great-West Funds will furnish, without charge, a copy of the most recent Annual Report and the most recent Semi-Annual Report to the shareholders of the Fund. Requests should be directed to: Secretary, 8525 East Orchard Road, 2T3, Greenwood Village, Colorado 80111.    The Annual and Semi-Annual Reports of the Fund may also be requested by calling (866) 831-7129 and may be found on Great-West Funds’ web site at www.greatwestfunds.com.

Appendix A – The Wellington Sub-Advisory Agreement

GREAT-WEST FUNDS, INC.

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (this “Agreement”) is made as of the 10th day of April, 2017, among Great-West Funds, Inc, a Maryland corporation (“Great-West Funds”) on behalf of the Great-West Core Bond Fund (the “Fund”), Great-West Capital Management, LLC, a Colorado limited liability company (the “Adviser”), and Wellington Management Company LLP, a Delaware limited liability partnership (the “Sub-Adviser”).

WHEREAS, Great-West Funds is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company;

WHEREAS, the Fund is a series of Great-West Funds;

WHEREAS, the Adviser acts as the investment adviser for the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”) between Great-West Funds and the Adviser under which the Adviser is responsible for the coordination of investment of the Fund’s assets in portfolio securities and for certain administrative services for the Fund; and

WHEREAS, the Adviser is authorized to delegate its investment responsibilities to one or more persons or companies;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, Great-West Funds, the Adviser and the Sub-Adviser agree as follows:

1. APPOINTMENT OF SUB-ADVISER. The Adviser and Great-West Funds hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may, from time to time, make additions to and withdrawals from the Fund Account.

2. ACCEPTANCE OF APPOINTMENT. The Sub-Adviser accepts its appointment as a discretionary portfolio manager and agrees to use its professional judgment to make investment decisions for the Fund with respect to the investments of the Fund Account and to implement such decisions on a timely basis in accordance with the provisions of this Agreement.

3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with each of the following and will promptly provide the Sub-Adviser with copies of any amendment or supplement thereto:

a. The Advisory Agreement;

b. Great-West Funds’ most recent effective registration statement as filed with the U.S. Securities and Exchange Commission (the “SEC”);

c. Great-West Funds’ Articles of Amendment and Restatement and Amended and Restated By-Laws; and

d. Any policies, procedures or instructions adopted or approved by Great-West Funds’ Board of Directors relating to obligations and services provided by the Sub-Adviser.

4. PORTFOLIO MANAGEMENT SERVICES OF THE SUB-ADVISER. The Sub-Adviser is hereby employed and authorized to select portfolio securities and other instruments for investment by the Fund, to purchase and to sell securities and other instruments for the Fund Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Sections 6 and 7 hereof (as amended from time to time). In providing portfolio management services to the Fund Account, the Sub-Adviser shall be subject to and shall conform to such investment restrictions as are set forth in the 1940 Act and the rules thereunder, the diversification requirements applicable to regulated investment companies set forth in Subchapter M of the Internal Revenue Code, the supervision and control of the Board of Directors of Great-West Funds, such specific instructions as the Board of Directors may adopt and communicate to the Sub-Adviser, the investment objective, policies and restrictions of Great-West Funds applicable to the Fund furnished pursuant to Section 5 of this Agreement and other instructions communicated to the Sub-Adviser by the Adviser. In so doing, the Sub-Adviser shall manage the Fund Account subject to the investment limitations of the 1940 Act as if the Fund Account were a separate registered investment company, unless otherwise instructed by the Adviser or Great-West Funds. The Sub-Adviser is not authorized by Great-West Funds or the Adviser to take any action, including the purchase or sale of securities for the Fund Account, in contravention of any restriction, limitation, policy or instruction described in the previous sentence. At Great-West Funds’ reasonable request, the Sub-Adviser will consult with Great-West Funds or with the Adviser with respect to any decision made by it with respect to the investments of the Fund Account. The Adviser will provide all of the services described in the Advisory Agreement other than those services delegated to the Sub-Adviser hereunder.

The Sub-Adviser will, no less frequently than annually, present to the Board of Directors of Great-West Funds in person and provide such materials as the Adviser or Great-West Funds reasonably requests. The Sub-Adviser will also cooperate in periodic compliance inspections of the Sub-Adviser by the Adviser.

The Sub-Adviser is authorized on behalf of the Fund to (i) enter into agreements and execute any documents required to meet the obligations of the Fund with respect to any investments made for the Fund Account which shall include any market and/or industry standard documentation and the reasonable and customary representations contained therein; and (ii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures. The Sub-Adviser shall not have the authority to cause Great-West Funds to deliver securities and other property, or pay cash to the Sub-Adviser.

Further, Sub-Adviser shall maintain all accounts, books and records with respect to the Fund Account as are required of a sub-advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the rules thereunder. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Fund and will promptly surrender them to designated officers of Great-West Funds any or all such records upon request. The Sub-Adviser agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act. Any such records shall be made available, as soon as reasonably practicable after the request, to the Fund’s accountants or auditors during regular business hours at the Sub-Adviser’s offices upon written notice. In addition, the Sub-Adviser will provide any materials reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by Great-West Funds or the Adviser or as may be required by any governmental agency or self-regulatory organization having jurisdiction thereof within such time as requested by any such governmental agency or self-regulatory organization.

The Sub-Adviser may engage any of its affiliates to assist it with providing its services under this Agreement, provided that the Sub-Adviser will remain responsible for the performance of its obligations under the Agreement and for the acts or omissions of such affiliates, and neither the Adviser nor Great-West Funds shall be responsible for any fees which any affiliate may charge in connection with such services. The Sub-Adviser may also employ reputable third party agents to perform any administrative or ancillary services, including security and cash reconciliation, portfolio pricing and corporate action processing, required to enable the Sub-Adviser to perform the services under this Agreement, provided that the Sub-Adviser will remain responsible for the performance of its obligations under the Agreement and for the acts or omissions of such third party agents, and neither the Adviser nor Great-West Funds shall be responsible for any fees which any third party may charge in connection with such services.

5. INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS. Great-West Funds will provide the Sub-Adviser with the statement of investment objective, policies and restrictions applicable to the Fund Account as contained in the Fund’s Prospectus and Statement of Additional Information, all amendments or supplements to the Prospectus and Statement of Additional Information, and any instructions adopted by the Board of Directors supplemental thereto. Great-West Funds and the Adviser agree, on an ongoing basis, to notify the Sub-Adviser in advance in writing of each change in the fundamental and non-fundamental investment policies of the Fund and will provide the Sub-Adviser with such further information concerning the investment objective, policies, restrictions and such other information applicable thereto as the Sub-Adviser may from time to time reasonably request for performance of its obligations under this Agreement. Great-West Funds retains the right, on prior written notice to the Sub-Adviser or the Adviser, to modify any such objective, policies or restrictions in accordance with applicable laws, at any time.

6. TRANSACTION PROCEDURES. All transactions will be consummated by payment to or delivery by the custodian designated by Great-West Funds or the Adviser (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and, upon request, confirm in writing to Great-West Funds or the Adviser and to the administrator designated by Great-West Funds or any other designated agent of Great-West Funds or the Adviser, all investment orders for the Fund Account placed by it with brokers and dealers. Sub-Adviser shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction. Great-West Funds or the Adviser shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian. The Sub-Adviser will provide reports of failed trades, of which Sub-Adviser is aware, in the Fund Account.

7. ALLOCATION OF BROKERAGE. The Sub-Adviser shall have authority and discretion to select brokers and dealers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 7(c) hereof) to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed, in accordance with the Sub-Advisers’s Policy and Procedures on Order Execution which may be amended from time to time.

a. In executing portfolio transactions, the Sub-Adviser will seek best execution. Sub-Adviser’s broker selection shall be conducted in accordance with its Policies and Procedures on Order Execution, as may be amended from time to time, and which is available upon request. Consistent with this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Sub-Adviser may be a party. It is understood that neither Great-West Funds, the Adviser nor the Sub-Adviser has adopted a formula for allocation of the Fund’s investment transaction business. It is also understood that it may be desirable for the Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund Account with certain brokers, subject to review by Great-West Funds’ Board of Directors from time to time It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients of the Sub-Adviser.

b. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund Account as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or other instruments to be sold or purchased in order to obtain best execution. In such event, allocations of the securities or other instruments so purchased or sold, as well as expenses incurred in the transaction, will be made by the Sub-Adviser, in accordance with the Sub-Advisor’s Policy and Procedures regarding Allocation of Trades, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to Great-West Funds in respect of the Fund and to such other clients.

c. The Sub-Adviser agrees that it will not execute any portfolio transactions for the Fund Account with a broker or dealer which is (i) an affiliated person of Great-West Funds, the Adviser or any sub-adviser for any other series of Great-West Funds; (ii) a principal underwriter of Great-West Funds’ shares; or (iii) an affiliated person of such an affiliated person or principal underwriter, unless such transactions are (x) exempt under Rules 10f-3(b) or 17a-10, (y) executed in accordance with Rule 17e-1 of the 1940 Act and Great-West Funds’ Rule 17e-1 procedures, as adopted in accordance with Rule 17e-1 or (z) executed in accordance with Rule 10f-3(c) of the 1940 and Great-West Funds’ Rule 10f-3(c) procedures, as adopted in accordance with Rule 10f-3. The Adviser agrees that it will provide the Sub-Adviser with a list of such affiliated brokers and dealers and that the Sub-Adviser shall not be liable to the extent that it executes a portfolio transaction for the Fund Account with a person not listed on the current list then in the Sub-Adviser’s possession.

d. The Sub-Adviser acknowledges and agrees that in connection with the exemptions provided under Rules 10f-3(b), 12d3-1, and 17a-10 under the 1940 Act, the Sub-Adviser (i) will not consult with any other sub-adviser of the Fund concerning the Sub-Adviser’s or its affiliated persons’ transactions with the Fund in securities or other assets of the Fund, and (ii) will be limited to providing investment advice to the Fund with respect to the Fund Account.

8. PROXIES. The Sub-Adviser will vote all proxies solicited by or with respect to issuers of securities in which assets of the Fund Account may be invested from time to time. At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its recommendations as to the voting of such proxies.

9. REPORTS TO THE SUB-ADVISER. Great-West Funds will provide the Sub-Adviser with such periodic reports concerning the status of the Fund Account as the Sub-Adviser may reasonably request.

10. FEES FOR SERVICES. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule A. The Sub-Adviser shall be responsible for all of its expenses incurred performing the services delegated to it hereunder. As described in the Advisory Agreement, the Fund and/or Adviser are responsible for all other expenses incurred in the operation of the Fund and for all of its general administrative expenses. Notwithstanding the foregoing, the Sub-Adviser shall be responsible for reimbursing the Fund for any liabilities incurred as a result of overdrafts for which the Sub-Adviser is solely responsible.

11. OTHER INVESTMENT ACTIVITIES OF THE SUB-ADVISER. Great-West Funds acknowledges that the Sub-Adviser or one or more of its affiliated persons may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Sub-Adviser, its affiliated persons or any of its or their directors, officers, members, agents or employees may buy, sell or trade in any securities for its or their own respective accounts (“Affiliated Accounts”). Subject to the provisions of Section 7(b) hereof, Great-West Funds agrees that the Sub-Adviser or its affiliated persons may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Sub-Adviser acts in good faith, and provided further, that it is the Sub-Adviser’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objective and policies of the Fund Account and any specific investment restrictions applicable thereto. Great-West Funds acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Sub-Adviser shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

12. CERTIFICATE OF AUTHORITY. Great-West Funds, the Adviser and the Sub-Adviser shall furnish to each other from time to time evidence of the authority of officers and employees who are authorized to act on behalf of Great-West Funds, a Fund Account, the Adviser and/or the Sub-Adviser.

13. INDEMNIFICATION AND LIMITATION OF LIABILITY.

a. The Sub-Adviser agrees and undertakes to hold harmless, indemnify and protect Great-West Funds and the Adviser and their directors, officers, employees, agents, subsidiaries and affiliates from and against any and all damage, loss, liability and expense (including without limitation reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding) (each, a “Loss” and, collectively, the “Losses”) incurred or suffered by Great-West Funds or the Adviser as a result of (1) any breach of any representation or warranty, covenant or agreement made herein by Sub-Adviser, or (2) the activities (or omissions by the Sub-Adviser to carry out its obligations hereunder) of the Sub-Adviser under this Agreement, including the activities (or such omissions) of the Sub-Adviser’s directors, officers, employees, agents, subsidiaries, affiliates or any person or entity retained by Sub-Adviser to perform or assist in the performance of its obligations hereunder; provided, however, that in no event is Sub-Adviser’s indemnity in favor of Great-West Funds or the Adviser deemed to protect Great-West Funds or the Adviser against any liability to which Great-West Funds or the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of their reckless disregard of its obligations or duties under this Agreement or the Advisory Agreement.

b. The Adviser agrees and undertakes to hold harmless, indemnify and protect the Sub-Adviser from and against any and all Losses incurred or suffered by Sub-Adviser as a result of (1) any breach of any representation or warranty, covenant or agreement made herein by the Adviser, or (2) the activities of the Adviser under this Agreement and the Advisory Agreement (or omissions by the Adviser to carry out its obligations hereunder or thereunder), including the activities (or such omissions) of the Adviser’s directors, officers, employees, agents, subsidiaries and affiliates; provided, however, that in no event is the Adviser’s indemnity in favor of the Sub-Adviser deemed to protect the Sub-Adviser against any liability to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

c. Great-West Funds and the Adviser, jointly and severally, agree to hold harmless the Sub-Adviser, its directors and officers, and each person, if any, who controls the Sub-Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the “1933 Act”) or Section 20 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) from and against any and all Losses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for Great-West Funds, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as “Disclosure Documents”) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to Great-West Funds or the Adviser by the Sub-Adviser which Great-West Funds or the Adviser had informed the Sub-Adviser was to be used, or which the Sub-Adviser had acknowledged was to be used, in the particular Disclosure Document.

d. The Sub-Adviser agrees to indemnify and hold harmless Great-West Funds and the Adviser, their directors and officers, and each person, if any, who controls Great-West Funds or the Adviser within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from Great-West Funds and the Adviser to the Sub-Adviser in subsection (c), but only with respect to information furnished in writing by the Sub-Adviser which Great-West Funds or the Adviser had informed the Sub-Adviser was to be used in the Disclosure Documents.

e. The party seeking indemnification hereunder (the “Indemnified Party”) agrees to give prompt written notice of any claims for indemnification (“Claims”) to the party against whom indemnity is sought (the “Indemnifying Party”), including any and all facts constituting the basis for such Claim.

f. In the event of any Claim for indemnification hereunder resulting from or in connection with any claim or legal proceeding by a third party (a “Third Party Assertion”), the Indemnified Party shall promptly give written notice thereof to the Indemnifying Party. In the event of any such Claim resulting from or in connection with a Third Party Assertion, the Indemnifying Party shall assume the defense thereof, provided, however, that the Indemnifying Party shall first have agreed in writing that it does not and will not contest its responsibility for indemnifying the Indemnified Party in respect of Claims attributable to such Third Party Assertion in accordance with the terms hereof. If an Indemnifying Party assumes the defense of any such Third Party Assertion, the Indemnifying Party shall be entitled to select counsel, which counsel shall be reasonably acceptable to the Indemnified Party, be obligated to pay the reasonable costs (including reasonable attorney’s fees and expenses) incurred by the Indemnified Party in defending such Third Party Assertion between the date of the commencement of such Third Party Assertion and the date of the Indemnifying Party’s assumption of such defense, and take all steps necessary in the defense thereof; provided, further, that the Indemnified Party may, at its own expense, participate in any such proceeding with the counsel of its choice without any right of control thereof.

g. So long as the Indemnifying Party is in good faith defending such Third Party Assertion, the Indemnified Party shall not compromise or settle such Third Party Assertion without the prior written consent of the Indemnifying Party and will cooperate with the Indemnifying Party and provide any information reasonably requested by the Indemnifying Party. If the Indemnifying Party does not assume the defense of any such Third Party Assertion, the Indemnified Party shall take such steps as are necessary in the defense thereof in such manner as it may deem appropriate, including, but not limited to, settling such Third Party Assertion on such terms as the Indemnified Party may deem appropriate and the Indemnifying Party will promptly indemnify the Indemnified Party in accordance with the provisions hereof; provided, however, that if the Indemnifying Party does not consent in writing to any such settlement, and such written consent is not unreasonably withheld by the Indemnifying Party, the Indemnified Party shall not be entitled to indemnification hereunder from such Indemnifying Party with respect to the Third Party Assertion settled. Failure of any party hereto to give notice as required hereunder will not affect or diminish the indemnification obligations of the party entitled to receive such notice, except to the extent that (and only to such extent) the failure to receive notice materially prejudiced the rights of such party.

h. In no event shall any party be liable to any other party for special, consequential, punitive, incidental, exemplary or similar damages or losses regardless of the grounds or nature of any claim asserted (including without limitation contract, statute, negligence, tort, strict liability or otherwise) and whether or not the party seeking the indemnification was advised of the possibility of the damage or loss asserted. Nothing in this Section 13 shall be construed in a manner inconsistent with Section 17(i) of the 1940 Act. The Sub-Adviser shall have no responsibility under this Agreement with respect to the management of assets of the Fund other than the Fund Account.

i. Sub-Adviser shall discharge its duties under this Agreement with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent investment professional acting in a similar capacity and familiar with such matters would use. Notwithstanding anything to the contrary in this Agreement, unless Sub-Adviser has breached the standard of care set forth in this Agreement or under applicable law, Sub-Adviser shall not be subject to any liability to the Adviser, Great-West Funds or to any other person or entity, for any act or omission of itself or of any other person or entity, in the course of, or connected with, performing its obligations under the Agreement. Nothing herein in any way constitutes a waiver or limitation of any right of any person under any applicable federal or state securities laws of the United States of America.

14. CONFIDENTIALITY. Subject to the duty of the Sub-Adviser, the Adviser and Great-West Funds to comply with applicable law, including any demand or request of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and Great-West Funds in respect thereof.

15. ASSIGNMENT. This Agreement shall terminate automatically in the event of its assignment. The Sub-Adviser shall notify Great-West Funds and the Adviser in writing sufficiently in advance of any proposed change of control within the meaning of the 1940 Act to enable Great-West Funds and the Adviser to take the steps necessary to enter into a new contract with the Sub-Adviser.

16. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF GREAT-WEST FUNDS. Great-West Funds represents, warrants and agrees that:

a. The Sub-Adviser has been duly appointed by the Board of Directors of Great-West Funds to provide investment services to the Fund Account as contemplated hereby.

b. Great-West Funds will deliver to the Sub-Adviser a true and complete copy of the Fund’s then current Prospectus and Statement of Additional Information as effective from time to time and such other documents or instruments governing the investment of the Fund Account and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

c. Great-West Funds is currently in material compliance and shall at all times continue to comply with the requirements imposed upon Great-West Funds by applicable law and regulations.

17. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ADVISER. The Adviser represents, warrants and agrees that:

a. The Adviser has been duly authorized by the Board of Directors of Great-West Funds to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

b. The Adviser is registered as an “investment adviser” under the Advisers Act.

c. The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

d. The Adviser represents and warrants to the Sub-Adviser that the Disclosure Documents will fully comply with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to Great-West Funds or the Adviser in writing by the Sub-Adviser which Great-West Funds or the Adviser had informed the Sub-Adviser was to be used in the particular Disclosure Document. Great-West Funds and the Adviser will notify the Sub-Adviser promptly of the happening of any event which in the judgment of Great-West Funds or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that Great-West Funds and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to Great-West Funds or the Adviser by the Sub-Adviser which Great-West Funds had informed the Sub-Adviser was to be used in the particular Disclosure Document.

18. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SUB-ADVISER. The Sub-Adviser represents, warrants and agrees that:

a. The Sub-Adviser is registered as an “investment adviser” under the Advisers Act.

b. The Sub-Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

c. The Sub-Adviser will maintain, keep current and preserve on behalf of Great-West Funds, in the manner required or permitted by the 1940 Act, the records identified in Section 4. The Sub-Adviser agrees that such records are the property of Great-West Funds, and will be surrendered to Great-West Funds promptly upon request provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser agrees to keep confidential all records of Great-West Funds and information relating to Great-West Funds, unless the release of such records or information is otherwise consented to in writing by Great-West Funds or the Adviser.

d. The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund Account as the Adviser or Great-West Funds may from time to time reasonably require to assure compliance with the 1940 Act, the Internal Revenue Code, applicable state securities laws and applicable statutes and regulations of foreign jurisdictions.

e. The Sub-Adviser has adopted a written code of ethics complying in all material respects with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and has provided Great-West Funds with a copy of the code of ethics. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an officer of the Sub-Adviser shall certify to Great-West Funds that the Sub-Adviser has complied in all material respects with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. The Sub-Adviser will provide a summary of violations, if any, of Sub-Adviser’s code of ethics from time to time in such form as determined by the Sub-Adviser. The Sub-Adviser has adopted a compliance program in compliance with Rule 206(4)-7 of the Advisers Act. The Sub-Adviser will provide Great-West Funds or the Adviser with copies of its compliance policies and procedures applicable to its compliance with Rule 206(4)-7 under the Advisers Act (“Compliance Program”) upon request and will provide a summary of material findings, if any, regarding the of Sub-Adviser’s Compliance Program.

f. Great-West Funds and the Adviser acknowledge they have received, at least 48 hours prior to the execution of this Agreement, a copy of Part 2 of the Sub-Adviser’s Form ADV, as amended. The Sub-Adviser will furnish a copy of its Form ADV to the Adviser at least annually and promptly after filing with the SEC any amendment thereto which reflects any material changes with respect to the Fund.

g. The Sub-Adviser will immediately notify Great-West Funds and the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify Great-West Funds and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, directly involving the affairs of the Fund.

h. The Sub-Adviser represents and warrants to Great-West Funds and the Adviser that the information furnished in writing by it which Great-West Funds or the Adviser has informed it is to be used in a particular Disclosure Document, as defined above, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the 1933 Act, the 1934 Act, the 1940 Act, each as amended, and other applicable laws. The Sub-Adviser will notify Great-West Funds and the Adviser promptly of the happening of any event which in the judgment of the Sub-Adviser makes any statement made in any Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-Adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to Great-West Funds or the Adviser by the Sub-Adviser which Great-West Funds or the Adviser had informed the Sub-Adviser was to be used in the particular Disclosure Document.

i. The Sub-Adviser will reasonably cooperate with Great-West Funds and the Adviser in connection with the registration or qualification of units of the Fund for offer and sale under the securities or Blue Sky laws of such jurisdictions as they may request and will cooperate with the preparation of the Disclosure Documents. Great-West Funds or the Adviser will provide the Sub-Adviser with copies of applicable updates to the registration statement or supplements thereto at least ten days prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-Adviser or its affiliates, or relating to the description of the investment objectives and policies of the Fund.

19. AMENDMENT. This Agreement may be amended at any time, but only by written agreement among the Sub-Adviser, the Adviser and Great-West Funds, which amendment is subject to the approval of the Board of Directors, including by a majority of the Board of Directors who are not interested persons of Great-West Funds, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval and, to the extent required by the 1940 Act, the shareholders of the Fund in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the SEC.

20. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date first written above and shall remain in force for a period of time of two years from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board of Directors who are not interested persons of Great-West Funds, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the majority of the Board of Directors or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that this Agreement may be continued “annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. In connection with such approvals, the Sub-Adviser shall furnish the Board of Directors with such information as may be reasonably necessary for it to evaluate the Sub-Adviser’s performance hereunder.

21. TERMINATION.

a. This Agreement may be terminated by Great-West Funds (by a vote of the Board of Directors of Great-West Funds or by a vote of a majority of the outstanding voting securities of the Fund), without the payment of any penalty, immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified or otherwise by Great-West Funds, upon sixty (60) days’ written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others incurred prior to the date of such termination.

b. This Agreement may also be terminated by the Adviser or the Sub-Adviser, without the payment of any penalty immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach or otherwise by the Adviser or the Sub-Adviser upon sixty (60) days’ written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others incurred prior to the date of such termination.

c. This Agreement will terminate automatically upon termination of the Advisory Agreement.

22. DEFINITIONS. As used in this Agreement, the terms “affiliated person,” “assignment,” “control,” “interested person,” “principal underwriter” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the SEC.

23. NOTICE. Any notice under this Agreement shall be given in writing and sent via electronic mail or addressed and delivered or mailed, postage prepaid, to the other parties to this Agreement at their principal place of business.

24. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the unenforceable provision shall be construed as nearly as possible to reflect the original intent of the parties and the remainder of this Agreement shall not be affected thereby.

25. GOVERNING LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Colorado.

26. ENTIRE AGREEMENT. This Agreement and the Schedule attached hereto embodies the entire agreement and understanding between the parties.

27. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

28. WAIVER. The failure of any party to insist on strict performance of any of the terms and conditions herein shall not be deemed a waiver of any rights or remedies that such party may have and shall not be deemed a waiver of any subsequent default of the terms and conditions hereof.

29. NO THIRD PARTY BENEFICIARIES. The terms, representations, warranties and agreements of the parties set forth in this Agreement are not intended for, nor shall they be for the benefit of or enforceable by, any person or entity that is not a party to this Agreement.

30. SURVIVAL. Sections 13 and 14 shall survive the termination or expiration of this Agreement.

31. INDEPENDENT CONTRACTOR; NO AGENCY. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent Great-West Funds, the Adviser or the Fund in any way or otherwise be deemed an agent of any of them. This Agreement will not be construed to create or imply any partnership, agency or joint venture.

32. FORCE MAJEURE. No party shall be liable for any delay or failure to perform its obligations hereunder if such delay or failure is caused by an unforeseeable event beyond the reasonable control of such party.

33. USE OF SUB-ADVISER NAME. During the term of this Agreement, the Sub-Adviser grants to the Adviser and Great-West Funds a non-exclusive, non-transferable and non-assignable license to use the name “Wellington Management.” Neither the Great-West Funds nor the Adviser shall use the Sub-Adviser’s name, marks or logos in promotional or sales related materials prepared by or on behalf of the Adviser or the Fund (“Marketing Material”), without prior review and approval by the Sub-Adviser, which may not be unreasonably withheld or delayed. Provided that, once Sub-Adviser approves Marketing Material, subsequent version of the Marketing Material will be deemed approved by the Sub-adviser unless the Marketing Material contains material changes. In the event that this Agreement shall be terminated for any reason, and in the event a new or successor agreement with the Sub-Adviser is not concluded, the Adviser and Great-West Funds understand that they must promptly take all steps necessary to delete the name “Wellington Management” from the Fund’s name and cease any and all use of the name “Wellington Management.”

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PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

GREAT-WEST FUNDS, INC., on behalf of Great-West Core Bond Fund

By:	/s/ David Musto
Name: David Musto
Title: President & Chief Executive Officer

GREAT-WEST CAPITAL MANAGEMENT, LLC

By:	/s/ Mary Maiers
Name: Mary Maiers
Title: CFO & Treasurer

WELLINGTON MANAGEMENT COMPANY LLP

By:	/s/ Desmond Havlicek
Name: Desmond Havlicek
Title: Senior Managing Director

SCHEDULE A

FEE SCHEDULE

For the services to be provided to the Fund pursuant to this Agreement, the Adviser shall pay the Sub-Adviser an annual fee calculated as follows:

0.15% on the first $100 million of Fund Account assets, 0.12% on the next $150 million of Fund Account assets, and 0.10% on all amounts over $250 million on all Fund Account assets The fee shall be calculated and paid monthly in arrears based on the average daily market value of the investments in the Fund Account. Payment will be made on or about the 15th day of each month.

Fees shall be prorated on a daily basis when the Fund Account is managed by the Sub-Adviser for a portion of any month.

The Fund Account is comprised of all funds and assets, including cash, cash accruals, additions, substitutions and alterations which are allocated to the Sub-Adviser.

Except for the management fee described herein, no other compensation or fees shall be payable to the Sub-Adviser hereunder.